SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                           OCTOBER 1, 1996

                 (Date of earliest event reported)


                     Progress Financial Corporation

          (Exact name of registrant as specified in its charter)



DELAWARE                    0-14815                          25-2413363
(State or other      (Commission File Number)             (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)


4 SENTRY PARKWAY, SUITE 230, BLUE BELL, PENNSYLVANIA    19422-0764
(Address of principal executive offices)                (Zip Code)



                          (610) 825-8800
          (Registrant's telephone number, including area code)


                           NOT APPLICABLE
          (Former name, former address and former fiscal year, if changed since last report)





                 Exhibit Index appears on page 4.

ITEM 5.   OTHER EVENTS

     On October 1, 1996, Progress Financial Corporation ("PFC"), a unitary thrift holding company headquartered in Blue Bell, Pennsylvania, announced that it had reached an agreement to purchase The Equipment Leasing Company,
Timonium, Maryland.   Under the terms of the purchase agreement, The
Equipment Leasing Company will become a wholly-owned subsidiary of Progress Bank, a Federally chartered stock savings bank and wholly-owned subsidiary of PFC.

     The press release is attached as an exhibit to this report and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     The following exhibit is filed with this report:

EXHIBIT NUMBER                                   DESCRIPTION

   99(a)                                  Press Release issued on
                                              October 1, 1996

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PROGRESS FINANCIAL CORPORATION



Date:  October 15, 1996  By:   /s/ Frederick E. Schea
                               ----------------------
                               Frederick E. Schea
                               Senior Vice President and
                               Chief Financial Officer

                           EXHIBIT INDEX


EXHIBIT NUMBER                                   DESCRIPTION

    99(a)                                 Press Release issued on
                                             October 1, 1996

                           Exhibit 99(a)

                       Press Release issued
                        on October 1, 1996